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                                                                    Exhibit 32.1



     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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         I, Scott A. Wolstein, Chairman of the Board and Chief Executive Officer
of Developers Diversified Realty Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The annual report on Form 10-K of the Company for the period ended December 31, 2003 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Scott A. Wolstein
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Scott A. Wolstein
Chairman of the Board and Chief Executive Officer
March 15, 2004